Exhibit 99.1
                               FFLC Bancorp, Inc.
                               Holding Company for
                           First Federal Savings Bank
                  P.O. Box 490420 Leesburg, Florida 34749-0420
                    Voice (352) 787-3311 - Fax (352) 787-7206

FOR IMMEDIATE RELEASE                                  Contact: Stephen T. Kurtz
April 9, 2004                                                    President & CEO

FFLC BANCORP, INC., Announces Net Income for the 1st Quarter and Declares Quarterly Dividend

Leesburg, Florida. FFLC Bancorp, Inc. (NASDAQ NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, reported net income of $2.3 million for the quarter ended March 31, 2004, compared to the $2.4 million earned for the quarter ended March 31, 2003 and $2.1 million for the quarter ended December 31, 2003. Total assets grew to $982.0 million at March 31, 2004 from $947.9 million at December 31, 2003.

On a per share basis, basic income was $.42 per share for the quarter ended March 31, 2004, compared to $.44 per share for the quarter ended March 31, 2003, and $.40 per share for the quarter ended December 31, 2003. Net income per share on a diluted basis was $.41 for the quarter ended March 31, 2004, compared to $.43 for the 2003 quarter, and $.39 per share for the quarter ended December 31, 2003.

Net interest income after provision for loan losses increased 9% to $7.2 million for the quarter ended March 31, 2004 compared to $6.6 million for the 2003 quarter. That increase resulted primarily from an $872,000 decrease in interest expense. The decrease in interest expense was due primarily to a 46 basis point decline in the annual cost of liabilities from 3.16% for the 2003 quarter to 2.70% for the 2004 quarter. That decline was partially offset by a $12.9 million increase in average interest-bearing liabilities outstanding during the 2004 quarter when compared to the 2003 quarter.

Noninterest expense increased $445,000 or 11% for the quarter ended March 31, 2004, compared to the 2003 period. Those increases were primarily the result of the growth of the Company and corresponding increases in salaries, employee benefits and data processing expenses.

Stockholders' equity increased to $78.9 million at March 31, 2004, from $77.4 million at December 31, 2003. Book value per share increased to $14.62 at March 31, 2004, from $14.33 at December 31, 2003.

DIVIDEND
--------
On April 8, 2004, the Board of Directors declared a cash dividend of $.13 per share on the common stock, payable May 3, 2004 to shareholders of record at the close of business on April 19, 2004. The $.13 per share cash dividend represents a 30% increase over the $.10 per share paid in May 2003.

First Federal Savings Bank of Lake County conducts business in Lake, Sumter, Citrus and Marion Counties, Florida, through a network of fifteen branch offices. The stock of FFLC Bancorp, Inc. is quoted on the NASDAQ National Market System under the symbol "FFLC". First Federal's web site is located at http://www.1stfederal.com. FFLC Bancorp, Inc.'s SEC filings, press releases and other supplemental information are available at the web site, in the "FFLC Bancorp" section.

SELECTED FINANCIAL DATA
($ in thousands, except per share amounts)

SELECTED BALANCE SHEET DATA                                               At March 31    At December 31
                                                                                 2004              2003
Total assets                                                               $  982,038        $  947,914
Deposits                                                                   $  736,534        $  705,589
Total gross loans receivable                                               $  824,206        $  797,351
Allowance for loan losses                                                  $    5,646        $    5,490
Total stockholders' equity                                                 $   78,934        $   77,356
Shares outstanding                                                          5,397,554         5,397,154
Market price per share                                                     $    26.70        $    28.75
Book value per share                                                       $    14.62        $    14.33
Nonperforming loans                                                        $    4,553        $    5,287
Nonperforming assets                                                       $    5,601        $    6,168
Equity as a percentage of total assets                                           8.04%             8.16%
Interest-earning assets to interest-bearing liabilities                          1.07              1.07

ASSET QUALITY RATIOS                                                      At March 31      At December 31
                                                                                 2004               2003

Nonperforming assets to total assets                                             0.57%            0.65%
Nonperforming loans to total loans                                               0.55%            0.66%
Allowance for loan losses to nonperforming loans                               124.01%          103.84%
Allowance for loan losses to nonperforming assets                              100.80%           89.01%
Allowance for loan losses to total gross loans receivable                        0.69%            0.69%

SELECTED INCOME AND OTHER DATA                                                   For the three months
                                                                                   ended March 31,
                                                                                2004             2003

Net interest income before provision for loan losses                          $ 7,550        $    7,035
Provision for loan losses                                                     $   339        $      406
Ratio of net charge-offs to average loans                                        0.10%             0.15%
Net income                                                                    $ 2,264        $    2,354
Basic net income per share                                                    $  0.42        $     0.44
Diluted net income per share                                                  $  0.41        $     0.43
Total gross loans originated by department: *
     Residential                                                              $37,413        $   45,013
     Commercial                                                               $37,966        $   25,898
     Consumer                                                                 $26,631        $   20,973
* - Includes undisbursed amounts of construction loans and lines of credit

PERFORMANCE RATIOS (1)                                                          For the three months
                                                                                   ended March 31,
                                                                                 2004           2003

Return on average assets                                                         0.94%          1.01%
Return on average equity                                                        11.53%         13.01%
Average equity to average assets                                                 8.17%          7.77%
Noninterest expense to average assets                                            1.90%          1.77%
Net interest spread                                                              3.19%          3.01%
Net interest margin                                                              3.36%          3.20%
Operating efficiency ratio                                                      53.55%         49.56%

(1) Ratios are annualized


                               FFLC Bancorp, Inc.
                           Consolidated Balance Sheets

                   ($ in thousands, except per share amounts)

                                                                                     At March 31    At December 31
                                                                                          2004            2003
                                                                                          ----            ----
Assets
Cash and due from banks                                                                $  42,676       $  35,072
Interest-earning deposits                                                                 28,913          27,088
                                                                                       ---------       ---------
              Cash and cash equivalents                                                   71,589          62,160

Securities available for sale, at market                                                  75,165          82,137
Loans, net of allowance for loan losses of $5,646 in 2004 and $5,490 in 2003             795,433         767,987
Accrued interest receivable                                                                3,598           3,849
Foreclosed assets                                                                          1,048             881
Premises and equipment, net                                                               21,933          21,448
Federal Home Loan Bank stock, at cost                                                      6,650           6,900
Deferred income taxes                                                                      1,008           1,134
Other assets                                                                               5,614           1,418
                                                                                       ---------       ---------

           Total                                                                       $ 982,038       $ 947,914
                                                                                       =========       =========

Liabilities and Stockholders' Equity

Liabilities:
     Non-interest bearing demand deposits                                              $  36,412       $  31,481
     NOW and money-market accounts                                                       178,164         161,527
     Savings accounts                                                                     27,215          26,636
     Certificates                                                                        494,743         485,945
                                                                                       ---------       ---------

           Total deposits                                                                736,534         705,589

     Advances from Federal Home Loan Bank                                                133,000         133,000
     Other borrowed funds                                                                 17,978          17,786
     Junior subordinated debentures                                                        5,155           5,155
     Accrued expenses and other liabilities                                               10,437           9,028
                                                                                       ---------       ---------

           Total liabilities                                                             903,104         870,558
                                                                                       ---------       ---------

Stockholders' Equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding            0               0
     Common stock, $.01 par value, 15,000,000 shares authorized, 6,397,702
       in 2004 and 6,397,202 in 2003, shares issued                                           64              64
     Additional paid-in-capital                                                           31,841          31,837
     Retained income                                                                      66,634          65,071
     Accumulated other comprehensive income, net of taxes                                    311             297
     Treasury stock, at cost (1,000,148 shares in 2004 and 1,000,048 shares in 2003)     (19,916)        (19,913)
                                                                                       ---------       ---------
           Total stockholders' equity                                                     78,934          77,356
                                                                                       ---------       ---------

           Total                                                                       $ 982,038       $ 947,914
                                                                                       =========       =========


                               FFLC Bancorp, Inc.
           Consolidated Statements of Income and Comprehensive Income

                   ($ in thousands, except per share amounts)


                                                          For the three months ended Mar. 31,
                                                                 2004         2003
                                                              ----------   ----------
Interest Income:
  Loans                                                       $   12,492   $   12,722
  Securities                                                         603          588
  Other interest-earning assets                                      125          267
                                                              ----------   ----------
    Total interest income                                         13,220       13,577
                                                              ----------   ----------

Interest Expense:
  Deposits                                                         3,736        4,415
  Borrowed funds                                                   1,934        2,127
                                                              ----------   ----------
    Total interest expense                                         5,670        6,542
                                                              ----------   ----------


Net interest income                                                7,550        7,035

Provision for loan losses                                            339          406
                                                              ----------   ----------

Net interest income after
    provision for loan losses                                      7,211        6,629
                                                              ----------   ----------

Noninterest Income:
  Deposit account fees                                               259          231
  Other service charges and fees                                     450          584
  Net gain on sales of loans held for sale                           150          271
  Other                                                              119          197
                                                              ----------   ----------
    Total noninterest income                                         978        1,283
                                                              ----------   ----------

Noninterest Expense:
  Salaries and employee benefits                                   2,660        2,446
  Occupancy expense                                                  702          648
  Data processing expense                                            391          273
  Professional services                                              132          103
  Advertising and promotion                                          164          137
  Other                                                              518          515
                                                              ----------   ----------
    Total noninterest expense                                      4,567        4,122
                                                              ----------   ----------

Income before income taxes                                         3,622        3,790

Income taxes                                                       1,358        1,436
                                                              ----------   ----------

  Net Income                                                  $    2,264   $    2,354
                                                              ==========   ==========

  Basic income per share                                      $     0.42   $     0.44
                                                              ==========   ==========

  Diluted income per share                                    $     0.41   $     0.43
                                                              ==========   ==========

  Dividends per share                                         $     0.13   $     0.10
                                                              ==========   ==========

  Comprehensive income *                                      $    2,278   $    2,258
                                                              ==========   ==========

  Weighted average number of shares outstanding for Basic      5,394,301    5,373,607
                                                              ==========   ==========

  Weighted average number of shares outstanding for Diluted    5,488,954    5,479,331
                                                              ==========   ==========


* Includes net income and change in unrealized gain (loss) on securities available for sale and derivative instruments.